Exhibit 99.1

First Financial Bancorp Announces Second Quarter Financial Results

•	Second Quarter 2019 Earnings per Diluted Share Increased 13% from First Quarter 2019

•	7.8% Loan Growth on an Annualized Basis

•	Board Approves Dividend Increase

Cincinnati, Ohio - July 18, 2019 - First Financial Bancorp. (Nasdaq: FFBC) (“First Financial” or the “Company”) announced financial results for the second quarter 2019 and an increase in the quarterly dividend from $0.22 to $0.23 per share, payable on September 16, 2019 to shareholders of record as of September 2, 2019.

For the three months ended June 30, 2019, the Company reported net income of $52.7 million, or $0.53 per diluted common share. These results compare to net income of $45.8 million, or $0.47 per diluted common share, for the first quarter of 2019 and $36.4 million, or $0.37 per diluted common share, for the second quarter of 2018. Second quarter 2019 income before taxes was negatively impacted by $5.2 million of severance and merger related costs. For the six months ended June 30, 2019, First Financial had earnings per diluted common share of $1.00 compared to $0.83 for the same period in 2018.

Return on average assets for the second quarter of 2019 was 1.50% while return on average tangible common equity was 17.33%. These compare to returns on average assets of 1.33% and 1.05%, and returns on average tangible common equity of 15.95% and 13.75%, in the first quarter of 2019 and the second quarter of 2018, respectively.

Second quarter 2019 highlights include:

•	After adjustments(1) for merger-related and nonrecurring items:

◦	Net income of $0.58 per diluted common share

◦	1.63% return on average assets

◦	18.87% return on average tangible common equity

•	Loan balances grew 7.8% on an annualized basis

◦	$171.6 million increase compared to the linked quarter

•	Net interest margin of 4.04% on a fully tax-equivalent basis(1)

◦	6 basis point reduction from the linked quarter driven by higher funding costs and day count

•	Noninterest income increased 29.1% compared to the linked quarter

◦	Driven by record client derivative fees and solid mortgage banking activity combined with higher bankcard and service charge income

•	Noninterest expenses of $84.4 million, or $78.9 million as adjusted(1)

◦	Efficiency ratio of 53.8% for the second quarter; 50.3% as adjusted(1)

•	Provision expense of $6.7 million; primarily impacted by additional reserves required for the franchise relationship discussed in the first quarter

•	Strong capital ratios

◦	Total capital of 14.21%; Tier 1 common equity of 12.02%; Tangible common equity of 9.34%

◦	Tangible book value increased to $12.79
____________________________________________________________________________________________(1) Financial information in this release that is described as “adjusted” or that is presented on a fully tax equivalent basis is non-GAAP. For details on the calculation of these non-GAAP financial measures and a reconciliation to the GAAP financial measure, see the sections titled “Use of Non-GAAP Financial Measures” in this release and “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

Archie Brown, President and Chief Executive Officer, commented, “The second quarter of 2019 was another highly successful one for First Financial, and further demonstrates the consistency and capabilities of the Company. Loan growth, net interest margin, fee income and efficiency all met or surpassed our expectations resulting in adjusted(1) earnings per share of $0.58 and a top quartile adjusted(1) return on assets of 1.63%.”
Mr. Brown continued, “We remain optimistic about the prospect of sustained success in the near term. We were particularly pleased with the level of loan growth during the quarter, in addition to record fee income and prudent expense management. While we face some pressure on the margin given the expected rate environment, we are working to mitigate the potential impact through disciplined deposit pricing initiatives. Aside from additional provision related to the workout of the franchise credit disclosed last quarter, credit costs were better than expectations and overall credit remains stable."

Mr. Brown concluded, "We were excited to announce the acquisition of Bannockburn Global Forex, LLC, which will enhance our capabilities to serve middle market clients, broaden our customer base and drive higher fee income. Additionally, we are pleased to announce an increase in the quarterly dividend to $0.23, reflecting our commitment to deploying capital in a way that sustains financial and operating success in addition to directly rewarding shareholders. While the announced acquisition impacted potential share repurchase activity during the quarter, our strong capital levels provide the flexibility for further additional capital deployment opportunities in the future."
Full detail of the Company’s second quarter and year to date performance is provided in the accompanying financial statements and slide presentation.

Teleconference / Webcast Information
First Financial’s executive management will host a conference call to discuss the Company’s financial and operating results on Friday, July 19, 2019 at 8:30 a.m. Eastern Time. Members of the public who would like to listen to the conference call should dial (877) 506-6873 (U.S. toll free), (855) 669-9657 (Canada toll free) or +1 (412) 380-2003 (International) (no passcode required). The number should be dialed five to ten minutes prior to the start of the conference call. The conference call will also be accessible as an audio webcast via the Investor Relations section of the Company’s website at www.bankatfirst.com. A replay of the conference call will be available beginning one hour after the completion of the live call at (877) 344-7529 (U.S. toll free), (855) 669-9658 (Canada toll free) and +1 (412) 317-0088 (International); conference number 10133133. The webcast will be archived on the Investor Relations section of the Company’s website for 12 months.

Press Release and Additional Information on Website
This press release as well as supplemental information are available to the public through the Investor Relations section of First Financial's website at www.bankatfirst.com.

Use of Non-GAAP Financial Measures
This earnings release contains GAAP financial measures and Non-GAAP financial measures where management believes it to be helpful in understanding the Company’s results of operations or financial position. Where Non-GAAP financial measures are used, the comparable GAAP financial measures, as well as a reconciliation to the comparable GAAP financial measure, can be found in the section titled “Appendix: Non-GAAP to GAAP Reconciliation” in the accompanying slide presentation.

2

Forward-Looking Statement
Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.  Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements.

As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in our Form 10-K for the year ended December 31, 2018, as well as our other filings with the SEC, which are available on the SEC website at www.sec.gov.

All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing.  Except as required by law, the Company does not assume any obligation to update any forward-looking statement.

About First Financial Bancorp.
First Financial Bancorp. is a Cincinnati, Ohio based bank holding company. As of June 30, 2019, the Company had $14.4 billion in assets, $9.0 billion in loans, $10.1 billion in deposits and $2.2 billion in shareholders’ equity. The Company’s subsidiary, First Financial Bank, founded in 1863, provides banking and financial services products through its six lines of business: Commercial, Retail Banking, Investment Commercial Real Estate, Mortgage Banking, Commercial Finance and Wealth Management. These business units provide traditional banking services to business and retail clients. Wealth Management provides wealth planning, portfolio management, trust and estate, brokerage and retirement plan services and had approximately $2.8 billion in assets under management as of June 30, 2019. The Company operated 159 banking centers as of June 30, 2019, primarily in Ohio, Indiana and Kentucky, while the Commercial Finance business lends into targeted industry verticals on a nationwide basis. Additional information about the Company, including its products, services and banking locations, is available at www.bankatfirst.com.

Contact Information
Investors/Analysts                    Media
Jamie Anderson                        Lauren Ponti-Zins
Chief Financial Officer                    Marketing Specialist
(513) 887-5400                        (513) 246-2137
InvestorRelations@bankatfirst.com            media@bankatfirst.com

3

Selected Financial Information
June 30, 2019
(unaudited)

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended,					Six months ended,
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	June 30,
	2019	2019	2018	2018	2018	2019	2018
RESULTS OF OPERATIONS
Net income	$52,703	$45,839	$55,014	$50,657	$36,418	$98,542	$66,924
Net earnings per share - basic	$0.54	$0.47	$0.56	$0.52	$0.37	$1.01	$0.84
Net earnings per share - diluted	$0.53	$0.47	$0.56	$0.51	$0.37	$1.00	$0.83
Dividends declared per share	$0.22	$0.22	$0.20	$0.20	$0.19	$0.44	$0.38

KEY FINANCIAL RATIOS
Return on average assets	1.50%	1.33%	1.59%	1.45%	1.05%	1.42%	1.18%
Return on average shareholders' equity	9.85%	8.88%	10.68%	9.94%	7.36%	9.37%	9.19%
Return on average tangible shareholders' equity	17.33%	15.95%	19.63%	18.52%	13.75%	16.66%	15.12%

Net interest margin	3.99%	4.05%	4.16%	4.06%	4.10%	4.02%	3.98%
Net interest margin (fully tax equivalent) (1)	4.04%	4.10%	4.21%	4.12%	4.15%	4.07%	4.03%

Ending shareholders' equity as a percent of ending assets	15.16%	15.14%	14.86%	14.70%	14.46%	15.16%	14.46%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets	9.34%	9.15%	8.79%	8.53%	8.30%	9.34%	8.30%
Risk-weighted assets	11.84%	11.61%	11.20%	10.77%	10.52%	11.84%	10.52%

Average shareholders' equity as a percent of average assets	15.22%	15.01%	14.84%	14.62%	14.33%	15.12%	12.87%
Average tangible shareholders' equity as a percent of
average tangible assets	9.26%	8.95%	8.66%	8.42%	8.16%	9.11%	8.24%

Book value per share	$22.18	$21.60	$21.23	$20.79	$20.56	$22.18	$20.56
Tangible book value per share	$12.79	$12.19	$11.72	$11.25	$11.01	$12.79	$11.01

Common equity tier 1 ratio (2)	12.02%	12.03%	11.87%	11.52%	11.15%	12.02%	11.15%
Tier 1 ratio (2)	12.42%	12.43%	12.28%	11.93%	11.55%	12.42%	11.55%
Total capital ratio (2)	14.21%	14.24%	14.10%	13.77%	13.36%	14.21%	13.36%
Leverage ratio (2)	10.02%	9.84%	9.71%	9.41%	9.06%	10.02%	9.06%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$8,852,662	$8,773,310	$8,766,302	$8,848,710	$8,933,400	$8,813,206	$7,483,004
FDIC indemnification asset	—	—	—	—	—	—	747
Investment securities	3,408,994	3,355,732	3,204,758	3,168,044	3,157,339	3,382,510	2,603,139
Interest-bearing deposits with other banks	33,255	34,709	32,013	39,873	29,261	33,978	28,173
Total earning assets	$12,294,911	$12,163,751	$12,003,073	$12,056,627	$12,120,000	$12,229,694	$10,115,063
Total assets	$14,102,733	$13,952,551	$13,768,958	$13,822,675	$13,956,360	$14,028,058	$11,407,429
Noninterest-bearing deposits	$2,484,214	$2,457,587	$2,476,773	$2,388,976	$2,421,230	$2,470,974	$1,998,251
Interest-bearing deposits	7,612,146	7,610,092	7,573,069	7,499,112	7,961,405	7,611,125	6,654,334
Total deposits	$10,096,360	$10,067,679	$10,049,842	$9,888,088	$10,382,635	$10,082,099	$8,652,585
Borrowings	$1,656,570	$1,587,068	$1,509,642	$1,748,415	$1,408,024	$1,622,011	$1,138,931
Shareholders' equity	$2,146,997	$2,094,234	$2,042,884	$2,021,400	$2,000,093	$2,120,762	$1,467,741

CREDIT QUALITY RATIOS
Allowance to ending loans	0.69%	0.64%	0.64%	0.65%	0.61%	0.69%	0.61%
Allowance to nonaccrual loans	119.86%	95.40%	79.97%	136.22%	133.65%	119.86%	133.65%
Allowance to nonperforming loans	69.33%	68.94%	65.13%	92.08%	86.80%	69.33%	86.80%
Nonperforming loans to total loans	0.99%	0.93%	0.98%	0.71%	0.70%	0.99%	0.70%
Nonperforming assets to ending loans, plus OREO	1.00%	0.95%	1.00%	0.73%	0.72%	1.00%	0.72%
Nonperforming assets to total assets	0.62%	0.60%	0.63%	0.47%	0.46%	0.62%	0.46%
Classified assets to total assets	1.02%	1.01%	0.94%	1.00%	1.00%	1.02%	1.00%
Net charge-offs to average loans (annualized)	0.08%	0.64%	0.29%	(0.02)%	0.18%	0.36%	0.16%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.
(2) June 30, 2019 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three months ended,			Six months ended,
	June 30,			June 30,
	2019	2018	% Change	2019	2018	% Change
Interest income
Loans and leases, including fees	$126,365	$122,290	3.3%	$249,421	$197,210	26.5%
Investment securities
Taxable	23,616	20,844	13.3%	47,851	34,514	38.6%
Tax-exempt	4,336	4,068	6.6%	8,594	5,725	50.1%
Total investment securities interest	27,952	24,912	12.2%	56,445	40,239	40.3%
Other earning assets	206	177	16.4%	416	284	46.5%
Total interest income	154,523	147,379	4.8%	306,282	237,733	28.8%

Interest expense
Deposits	20,612	14,794	39.3%	39,855	25,092	58.8%
Short-term borrowings	6,646	4,132	60.8%	12,606	6,795	85.5%
Long-term borrowings	4,963	4,474	10.9%	10,004	6,055	65.2%
Total interest expense	32,221	23,400	37.7%	62,465	37,942	64.6%
Net interest income	122,302	123,979	(1.4)%	243,817	199,791	22.0%
Provision for loan and lease losses	6,658	3,735	78.3%	20,741	6,038	243.5%
Net interest income after provision for loan and lease losses	115,644	120,244	(3.8)%	223,076	193,753	15.1%

Noninterest income
Service charges on deposit accounts	9,819	9,568	2.6%	18,722	14,607	28.2%
Trust and wealth management fees	3,943	3,697	6.7%	8,013	7,651	4.7%
Bankcard income	6,497	5,343	21.6%	12,083	8,737	38.3%
Client derivative fees	4,905	1,463	235.3%	6,609	3,220	105.2%
Net gains from sales of loans	3,432	2,316	48.2%	5,322	2,904	83.3%
Net gains (losses) on sale of investment securities	(37)	(30)	23.3%	(215)	(30)	616.7%
Other	6,079	5,899	3.1%	10,931	8,105	34.9%
Total noninterest income	34,638	28,256	22.6%	61,465	45,194	36.0%

Noninterest expenses
Salaries and employee benefits	53,985	55,531	(2.8)%	101,897	86,633	17.6%
Net occupancy	5,596	6,631	(15.6)%	12,226	11,128	9.9%
Furniture and equipment	4,222	5,298	(20.3)%	7,638	7,338	4.1%
Data processing	4,984	14,304	(65.2)%	10,111	17,976	(43.8)%
Marketing	1,976	2,644	(25.3)%	3,582	3,445	4.0%
Communication	747	1,118	(33.2)%	1,475	1,577	(6.5)%
Professional services	2,039	5,659	(64.0)%	4,291	7,857	(45.4)%
State intangible tax	1,307	1,078	21.2%	2,617	1,843	42.0%
FDIC assessments	1,065	1,323	(19.5)%	2,015	2,217	(9.1)%
Intangible amortization	2,044	2,364	(13.5)%	4,089	2,644	54.7%
Other	6,413	6,805	(5.8)%	12,936	12,385	4.4%
Total noninterest expenses	84,378	102,755	(17.9)%	162,877	155,043	5.1%
Income before income taxes	65,904	45,745	44.1%	121,664	83,904	45.0%
Income tax expense	13,201	9,327	41.5%	23,122	16,980	36.2%
Net income	$52,703	$36,418	44.7%	$98,542	$66,924	47.2%

ADDITIONAL DATA
Net earnings per share - basic	$0.54	$0.37		$1.01	$0.84
Net earnings per share - diluted	$0.53	$0.37		$1.00	$0.83
Dividends declared per share	$0.22	$0.19		$0.44	$0.38

Return on average assets	1.50%	1.05%		1.42%	1.18%
Return on average shareholders' equity	9.85%	7.36%		9.37%	9.19%

Interest income	$154,523	$147,379	4.8%	$306,282	$237,733	28.8%
Tax equivalent adjustment	1,416	1,420	(0.3)%	2,939	2,138	37.5%
Interest income - tax equivalent	155,939	148,799	4.8%	309,221	239,871	28.9%
Interest expense	32,221	23,400	37.7%	62,465	37,942	64.6%
Net interest income - tax equivalent	$123,718	$125,399	(1.3)%	$246,756	$201,929	22.2%

Net interest margin	3.99%	4.10%		4.02%	3.98%
Net interest margin (fully tax equivalent) (1)	4.04%	4.15%		4.07%	4.03%

Full-time equivalent employees	2,076	2,118

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2019
	Second	First	Full	% Change
	Quarter	Quarter	Year	Linked Qtr.
Interest income
Loans and leases, including fees	$126,365	$123,056	$249,421	2.7%
Investment securities
Taxable	23,616	24,235	47,851	(2.6)%
Tax-exempt	4,336	4,258	8,594	1.8%
Total investment securities interest	27,952	28,493	56,445	(1.9)%
Other earning assets	206	210	416	(1.9)%
Total interest income	154,523	151,759	306,282	1.8%

Interest expense
Deposits	20,612	19,243	39,855	7.1%
Short-term borrowings	6,646	5,960	12,606	11.5%
Long-term borrowings	4,963	5,041	10,004	(1.5)%
Total interest expense	32,221	30,244	62,465	6.5%
Net interest income	122,302	121,515	243,817	0.6%
Provision for loan and lease losses	6,658	14,083	20,741	(52.7)%
Net interest income after provision for loan and lease losses	115,644	107,432	223,076	7.6%

Noninterest income
Service charges on deposit accounts	9,819	8,903	18,722	10.3%
Trust and wealth management fees	3,943	4,070	8,013	(3.1)%
Bankcard income	6,497	5,586	12,083	16.3%
Client derivative fees	4,905	1,704	6,609	187.9%
Net gains from sales of loans	3,432	1,890	5,322	81.6%
Net gains (losses) on sale of investment securities	(37)	(178)	(215)	79.2%
Other	6,079	4,852	10,931	25.3%
Total noninterest income	34,638	26,827	61,465	29.1%

Noninterest expenses
Salaries and employee benefits	53,985	47,912	101,897	12.7%
Net occupancy	5,596	6,630	12,226	(15.6)%
Furniture and equipment	4,222	3,416	7,638	23.6%
Data processing	4,984	5,127	10,111	(2.8)%
Marketing	1,976	1,606	3,582	23.0%
Communication	747	728	1,475	2.6%
Professional services	2,039	2,252	4,291	(9.5)%
State intangible tax	1,307	1,310	2,617	(0.2)%
FDIC assessments	1,065	950	2,015	12.1%
Intangible amortization	2,044	2,045	4,089	0.0%
Other	6,413	6,523	12,936	(1.7)%
Total noninterest expenses	84,378	78,499	162,877	7.5%
Income before income taxes	65,904	55,760	121,664	18.2%
Income tax expense	13,201	9,921	23,122	33.1%
Net income	$52,703	$45,839	$98,542	15.0%

ADDITIONAL DATA
Net earnings per share - basic	$0.54	$0.47	$1.01
Net earnings per share - diluted	$0.53	$0.47	$1.00
Dividends declared per share	$0.22	$0.22	$0.44

Return on average assets	1.50%	1.33%	1.42%
Return on average shareholders' equity	9.85%	8.88%	9.37%

Interest income	$154,523	$151,759	$306,282	1.8%
Tax equivalent adjustment	1,416	1,523	2,939	(7.0)%
Interest income - tax equivalent	155,939	153,282	309,221	1.7%
Interest expense	32,221	30,244	62,465	6.5%
Net interest income - tax equivalent	$123,718	$123,038	$246,756	0.6%

Net interest margin	3.99%	4.05%	4.02%
Net interest margin (fully tax equivalent) (1)	4.04%	4.10%	4.07%

Full-time equivalent employees	2,076	2,087

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	2018
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans and leases, including fees	$126,580	$123,397	$122,290	$74,920	$447,187
Investment securities
Taxable	22,761	21,801	20,844	13,670	79,076
Tax-exempt	3,896	3,807	4,068	1,657	13,428
Total investment securities interest	26,657	25,608	24,912	15,327	92,504
Other earning assets	192	215	177	107	691
Total interest income	153,429	149,220	147,379	90,354	540,382

Interest expense
Deposits	17,198	14,672	14,794	10,298	56,962
Short-term borrowings	5,186	6,052	4,132	2,663	18,033
Long-term borrowings	5,086	5,011	4,474	1,581	16,152
Total interest expense	27,470	25,735	23,400	14,542	91,147
Net interest income	125,959	123,485	123,979	75,812	449,235
Provision for loan and lease losses	5,310	3,238	3,735	2,303	14,586
Net interest income after provision for loan and lease losses	120,649	120,247	120,244	73,509	434,649

Noninterest income
Service charges on deposit accounts	10,185	10,316	9,568	5,039	35,108
Trust and wealth management fees	3,703	3,728	3,697	3,954	15,082
Bankcard income	6,247	5,261	5,343	3,394	20,245
Client derivative fees	1,433	3,029	1,463	1,757	7,682
Net gains from sales of loans	1,428	1,739	2,316	588	6,071
Net gains on sale of investment securities	36	(167)	(30)	0	(161)
Other	6,472	4,778	5,899	2,206	19,355
Total noninterest income	29,504	28,684	28,256	16,938	103,382

Noninterest expenses
Salaries and employee benefits	51,505	50,852	55,531	31,102	188,990
Net occupancy	6,322	6,765	6,631	4,497	24,215
Furniture and equipment	3,498	4,072	5,298	2,040	14,908
Data processing	5,599	4,502	14,304	3,672	28,077
Marketing	1,651	2,502	2,644	801	7,598
Communication	805	785	1,118	459	3,167
Professional services	1,794	2,621	5,659	2,198	12,272
State intangible tax	1,086	1,223	1,078	765	4,152
FDIC assessments	1,018	734	1,323	894	3,969
Intangible amortization	2,229	2,486	2,364	280	7,359
Other	7,845	8,873	6,805	5,580	29,103
Total noninterest expenses	83,352	85,415	102,755	52,288	323,810
Income before income taxes	66,801	63,516	45,745	38,159	214,221
Income tax expense (benefit)	11,787	12,859	9,327	7,653	41,626
Net income	$55,014	$50,657	$36,418	$30,506	$172,595

ADDITIONAL DATA
Net earnings per share - basic	$0.56	$0.52	$0.37	$0.49	$1.95
Net earnings per share - diluted	$0.56	$0.51	$0.37	$0.49	$1.93
Dividends declared per share	$0.20	$0.20	$0.19	$0.19	$0.78

Return on average assets	1.59%	1.45%	1.05%	1.40%	1.37%
Return on average shareholders' equity	10.68%	9.94%	7.36%	13.31%	9.85%

Interest income	$153,429	$149,220	$147,379	$90,354	$540,382
Tax equivalent adjustment	1,442	1,567	1,420	718	5,147
Interest income - tax equivalent	154,871	150,787	148,799	91,072	545,529
Interest expense	27,470	25,735	23,400	14,542	91,147
Net interest income - tax equivalent	$127,401	$125,052	$125,399	$76,530	$454,382

Net interest margin	4.16%	4.06%	4.10%	3.80%	4.05%
Net interest margin (fully tax equivalent) (1)	4.21%	4.12%	4.15%	3.84%	4.10%

Full-time equivalent employees	2,073	2,028	2,118	1,289

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	% Change	% Change
	2019	2019	2018	2018	2018	Linked Qtr.	Comp Qtr.
ASSETS
Cash and due from banks	$169,694	$169,004	$236,221	$193,288	$216,667	0.4%	(21.7)%
Interest-bearing deposits with other banks	101,668	50,224	37,738	28,989	37,915	102.4%	168.1%
Investment securities available-for-sale	3,152,970	3,113,811	2,779,255	2,626,726	2,654,909	1.3%	18.8%
Investment securities held-to-maturity	154,327	158,305	429,328	434,369	443,957	(2.5)%	(65.2)%
Other investments	127,439	115,731	115,660	115,757	95,004	10.1%	34.1%
Loans held for sale	20,244	8,217	4,372	13,277	15,821	146.4%	28.0%
Loans and leases
Commercial and industrial	2,547,997	2,543,427	2,514,661	2,426,590	2,440,596	0.2%	4.4%
Lease financing	90,638	95,573	93,415	95,317	96,198	(5.2)%	(5.8)%
Construction real estate	497,683	458,113	548,935	565,077	555,468	8.6%	(10.4)%
Commercial real estate	3,903,654	3,802,179	3,754,681	3,868,143	3,888,993	2.7%	0.4%
Residential real estate	1,015,820	975,120	955,646	932,962	918,904	4.2%	10.5%
Home equity	787,139	797,118	817,282	816,133	835,031	(1.3)%	(5.7)%
Installment	89,149	90,689	93,212	97,413	100,726	(1.7)%	(11.5)%
Credit card	48,706	46,982	46,382	45,741	48,665	3.7%	0.1%
Total loans	8,980,786	8,809,201	8,824,214	8,847,376	8,884,581	1.9%	1.1%
Less:
Allowance for loan and lease losses	61,549	56,722	56,542	57,715	54,076	8.5%	13.8%
Net loans	8,919,237	8,752,479	8,767,672	8,789,661	8,830,505	1.9%	1.0%
Premises and equipment	211,313	210,676	215,652	219,940	223,950	0.3%	(5.6)%
Goodwill	879,727	879,727	880,251	881,033	883,025	0.0%	(0.4)%
Other intangibles	36,349	38,571	40,805	43,356	42,891	(5.8)%	(15.3)%
Accrued interest and other assets	664,695	577,518	479,706	496,271	475,523	15.1%	39.8%
Total Assets	$14,437,663	$14,074,263	$13,986,660	$13,842,667	$13,920,167	2.6%	3.7%

LIABILITIES
Deposits
Interest-bearing demand	$2,332,692	$2,235,036	$2,307,071	$2,284,271	$2,440,088	4.4%	(4.4)%
Savings	2,953,114	3,100,894	3,167,325	3,134,944	3,087,683	(4.8)%	(4.4)%
Time	2,321,908	2,309,810	2,173,564	1,957,574	2,104,044	0.5%	10.4%
Total interest-bearing deposits	7,607,714	7,645,740	7,647,960	7,376,789	7,631,815	(0.5)%	(0.3)%
Noninterest-bearing	2,501,290	2,488,157	2,492,434	2,375,845	2,471,932	0.5%	1.2%
Total deposits	10,109,004	10,133,897	10,140,394	9,752,634	10,103,747	(0.2)%	0.1%
Federal funds purchased and securities sold
under agreements to repurchase	260,621	95,015	183,591	123,452	88,070	174.3%	195.9%
FHLB short-term borrowings	1,052,700	952,400	857,100	1,170,800	1,100,233	10.5%	(4.3)%
Total short-term borrowings	1,313,321	1,047,415	1,040,691	1,294,252	1,188,303	25.4%	10.5%
Long-term debt	547,042	546,423	570,739	570,037	469,423	0.1%	16.5%
Total borrowed funds	1,860,363	1,593,838	1,611,430	1,864,289	1,657,726	16.7%	12.2%
Accrued interest and other liabilities	280,107	216,109	156,587	190,224	145,757	29.6%	92.2%
Total Liabilities	12,249,474	11,943,844	11,908,411	11,807,147	11,907,230	2.6%	2.9%

SHAREHOLDERS' EQUITY
Common stock	1,623,699	1,622,554	1,633,256	1,633,828	1,632,572	0.1%	(0.5)%
Retained earnings	657,730	626,408	600,014	564,545	533,319	5.0%	23.3%
Accumulated other comprehensive income (loss)	5,193	(19,635)	(44,408)	(52,897)	(43,008)	(126.4)%	(112.1)%
Treasury stock, at cost	(98,433)	(98,908)	(110,613)	(109,956)	(109,946)	(0.5)%	(10.5)%
Total Shareholders' Equity	2,188,189	2,130,419	2,078,249	2,035,520	2,012,937	2.7%	8.7%
Total Liabilities and Shareholders' Equity	$14,437,663	$14,074,263	$13,986,660	$13,842,667	$13,920,167	2.6%	3.7%

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION
(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	June 30,
	2019	2019	2018	2018	2018	2019	2018
ASSETS
Cash and due from banks	$173,278	$181,695	$213,927	$199,843	$224,824	$177,463	$170,760
Federal funds sold	0	0	0	0	786	0	395
Interest-bearing deposits with other banks	33,255	34,709	32,013	39,873	28,475	33,978	27,778
Investment securities	3,408,994	3,355,732	3,204,758	3,168,044	3,157,339	3,382,510	2,603,139
Loans held for sale	13,258	6,392	10,411	15,270	14,462	9,844	11,831
Loans and leases
Commercial and industrial	2,533,981	2,509,274	2,402,296	2,392,229	2,421,244	2,521,696	2,641,410
Lease financing	94,458	91,043	94,111	94,030	94,431	92,760	88,837
Construction real estate	457,962	496,153	567,086	570,125	577,883	476,952	510,949
Commercial real estate	3,834,404	3,762,314	3,793,376	3,887,748	3,923,784	3,798,558	2,772,050
Residential real estate	989,923	961,584	941,047	918,361	929,667	975,832	686,525
Home equity	789,087	807,768	813,779	822,834	825,236	798,376	629,998
Installment	89,778	91,270	95,779	99,907	99,896	90,520	93,818
Credit card	49,811	47,512	48,417	48,206	46,797	48,668	47,586
Total loans	8,839,404	8,766,918	8,755,891	8,833,440	8,918,938	8,803,362	7,471,173
Less:
Allowance for loan and lease losses	58,335	57,088	58,216	55,877	55,318	57,715	55,168
Net loans	8,781,069	8,709,830	8,697,675	8,777,563	8,863,620	8,745,647	7,416,005
Premises and equipment	211,714	213,208	218,430	222,718	230,475	212,457	178,534
Goodwill	879,726	878,541	878,669	882,917	883,179	879,137	545,507
Other intangibles	37,666	39,900	42,305	43,830	44,383	38,777	24,141
Accrued interest and other assets	563,773	532,544	470,770	472,617	508,817	548,245	429,339
Total Assets	$14,102,733	$13,952,551	$13,768,958	$13,822,675	$13,956,360	$14,028,058	$11,407,429

LIABILITIES
Deposits
Interest-bearing demand	$2,334,322	$2,269,948	$2,342,528	$2,334,305	$2,573,150	$2,302,313	$1,997,574
Savings	3,057,100	3,115,557	3,156,789	3,149,871	3,196,059	3,086,167	2,825,437
Time	2,220,724	2,224,587	2,073,752	2,014,936	2,192,196	2,222,645	1,831,323
Total interest-bearing deposits	7,612,146	7,610,092	7,573,069	7,499,112	7,961,405	7,611,125	6,654,334
Noninterest-bearing	2,484,214	2,457,587	2,476,773	2,388,976	2,421,230	2,470,974	1,998,251
Total deposits	10,096,360	10,067,679	10,049,842	9,888,088	10,382,635	10,082,099	8,652,585
Federal funds purchased and securities sold
under agreements to repurchase	126,872	103,147	65,805	112,308	97,708	115,075	85,355
FHLB short-term borrowings	982,993	913,974	873,533	1,076,106	818,909	948,674	743,693
Total short-term borrowings	1,109,865	1,017,121	939,338	1,188,414	916,617	1,063,749	829,048
Long-term debt	546,705	569,947	570,304	560,001	491,407	558,262	309,883
Total borrowed funds	1,656,570	1,587,068	1,509,642	1,748,415	1,408,024	1,622,011	1,138,931
Accrued interest and other liabilities	202,806	203,570	166,590	164,772	165,608	203,186	148,172
Total Liabilities	11,955,736	11,858,317	11,726,074	11,801,275	11,956,267	11,907,296	9,939,688

SHAREHOLDERS' EQUITY
Common stock	1,622,994	1,625,228	1,632,361	1,633,129	1,632,569	1,624,105	1,105,669
Retained earnings	635,629	610,737	576,145	542,835	517,548	623,252	510,384
Accumulated other comprehensive loss	(12,889)	(39,796)	(55,161)	(44,505)	(39,117)	(26,268)	(36,217)
Treasury stock, at cost	(98,737)	(101,935)	(110,461)	(110,059)	(110,907)	(100,327)	(112,095)
Total Shareholders' Equity	2,146,997	2,094,234	2,042,884	2,021,400	2,000,093	2,120,762	1,467,741
Total Liabilities and Shareholders' Equity	$14,102,733	$13,952,551	$13,768,958	$13,822,675	$13,956,360	$14,028,058	$11,407,429

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS
(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	June 30, 2019		March 31, 2019		June 30, 2018		June 30, 2019		June 30, 2018
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investments:
Investment securities	$3,408,994	3.29%	$3,355,732	3.44%	$3,157,339	3.16%	$3,382,510	3.37%	$2,603,139	3.12%
Interest-bearing deposits with other banks	33,255	2.48%	34,709	2.45%	29,261	2.43%	33,978	2.47%	28,173	2.03%
Gross loans (1)	8,852,662	5.73%	8,773,310	5.69%	8,933,400	5.49%	8,813,206	5.71%	7,483,751	5.31%
Total earning assets	12,294,911	5.04%	12,163,751	5.06%	12,120,000	4.88%	12,229,694	5.05%	10,115,063	4.74%

Nonearning assets
Allowance for loan and lease losses	(58,335)		(57,088)		(55,318)		(57,715)		(55,168)
Cash and due from banks	173,278		181,695		224,824		177,463		170,760
Accrued interest and other assets	1,692,879		1,664,193		1,666,854		1,678,616		1,176,774
Total assets	$14,102,733		$13,952,551		$13,956,360		$14,028,058		$11,407,429

Interest-bearing liabilities
Deposits:
Interest-bearing demand	$2,334,322	0.60%	$2,269,948	0.50%	$2,573,150	0.36%	$2,302,313	0.55%	$1,997,574	0.37%
Savings	3,057,100	0.78%	3,115,557	0.76%	3,196,059	0.54%	3,086,167	0.77%	2,825,437	0.58%
Time	2,220,724	2.02%	2,224,587	1.94%	2,192,196	1.50%	2,222,645	1.98%	1,831,323	1.47%
Total interest-bearing deposits	7,612,146	1.09%	7,610,092	1.03%	7,961,405	0.75%	7,611,125	1.06%	6,654,334	0.76%
Borrowed funds
Short-term borrowings	1,109,865	2.40%	1,017,121	2.38%	916,617	1.81%	1,063,749	2.39%	829,048	1.65%
Long-term debt	546,705	3.64%	569,947	3.59%	491,407	3.65%	558,262	3.61%	309,883	3.94%
Total borrowed funds	1,656,570	2.81%	1,587,068	2.81%	1,408,024	2.45%	1,622,011	2.81%	1,138,931	2.28%
Total interest-bearing liabilities	9,268,716	1.39%	9,197,160	1.33%	9,369,429	1.00%	9,233,136	1.36%	7,793,265	0.98%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	2,484,214		2,457,587		2,421,230		2,470,974		1,998,251
Other liabilities	202,806		203,570		165,608		203,186		148,172
Shareholders' equity	2,146,997		2,094,234		2,000,093		2,120,762		1,467,741
Total liabilities & shareholders' equity	$14,102,733		$13,952,551		$13,956,360		$14,028,058		$11,407,429

Net interest income	$122,302		$121,515		$123,979		$243,817		$199,791
Net interest spread		3.65%		3.73%		3.88%		3.69%		3.76%
Net interest margin		3.99%		4.05%		4.10%		4.02%		3.98%

Tax equivalent adjustment		0.05%		0.05%		0.05%		0.05%		0.05%
Net interest margin (fully tax equivalent)		4.04%		4.10%		4.15%		4.07%		4.03%

(1) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE/VOLUME ANALYSIS (1)
(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(1,280)	$739	$(541)	$977	$2,063	$3,040	$3,200	$13,006	$16,206
Interest-bearing deposits with other banks	3	(7)	(4)	4	25	29	61	71	132
Gross loans (2)	800	2,509	3,309	5,227	(1,152)	4,075	14,586	37,625	52,211
Total earning assets	(477)	3,241	2,764	6,208	936	7,144	17,847	50,702	68,549

Interest-bearing liabilities
Total interest-bearing deposits	$1,137	$232	$1,369	$6,764	$(946)	$5,818	$9,753	$5,010	$14,763
Borrowed funds
Short-term borrowings	64	622	686	1,357	1,157	2,514	3,030	2,781	5,811
Long-term debt	76	(154)	(78)	(13)	502	489	(502)	4,451	3,949
Total borrowed funds	140	468	608	1,344	1,659	3,003	2,528	7,232	9,760
Total interest-bearing liabilities	1,277	700	1,977	8,108	713	8,821	12,281	12,242	24,523
Net interest income (1)	$(1,754)	$2,541	$787	$(1,900)	$223	$(1,677)	$5,566	$38,460	$44,026

(1) Not tax equivalent.
(2) Loans held for sale and nonaccrual loans are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(Dollars in thousands)
(Unaudited)

						Six months ended
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	June 30,	June 30,
	2019	2019	2018	2018	2018	2019	2018
ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$56,722	$56,542	$57,715	$54,076	$54,380	$56,542	$54,021
Provision for loan and lease losses	6,658	14,083	5,310	3,238	3,735	20,741	6,038
Gross charge-offs
Commercial and industrial	1,873	12,328	6,060	232	4,356	14,201	5,241
Lease financing	0	100	0	0	0	100	0
Construction real estate	0	0	0	0	0	0	0
Commercial real estate	86	1,214	1,679	902	78	1,300	2,254
Residential real estate	150	82	80	145	101	232	197
Home equity	689	468	747	351	385	1,157	627
Installment	78	49	158	43	218	127	234
Credit card	289	341	392	390	684	630	938
Total gross charge-offs	3,165	14,582	9,116	2,063	5,822	17,747	9,491
Recoveries
Commercial and industrial	291	240	485	627	518	531	954
Lease financing	0	0	0	0	1	0	1
Construction real estate	5	63	0	146	0	68	0
Commercial real estate	254	73	1,681	786	887	327	1,639
Residential real estate	101	36	44	71	70	137	96
Home equity	572	185	274	419	187	757	616
Installment	61	48	94	351	82	109	130
Credit card	50	34	55	64	38	84	72
Total recoveries	1,334	679	2,633	2,464	1,783	2,013	3,508
Total net charge-offs	1,831	13,903	6,483	(401)	4,039	15,734	5,983
Ending allowance for loan and lease losses	$61,549	$56,722	$56,542	$57,715	$54,076	$61,549	$54,076

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial and industrial	0.25%	1.95%	0.92%	(0.07)%	0.64%	1.09%	0.33%
Lease financing	0.00%	0.45%	0.00%	0.00%	0.00%	0.22%	0.00%
Construction real estate	0.00%	(0.05)%	0.00%	(0.10)%	0.00%	(0.03)%	0.00%
Commercial real estate	(0.02)%	0.12%	0.00%	0.01%	(0.08)%	0.05%	0.04%
Residential real estate	0.02%	0.02%	0.02%	0.03%	0.01%	0.02%	0.03%
Home equity	0.06%	0.14%	0.23%	(0.03)%	0.10%	0.10%	0.00%
Installment	0.08%	0.00%	0.27%	(1.22)%	0.55%	0.04%	0.22%
Credit card	1.92%	2.62%	2.76%	2.68%	5.54%	2.26%	3.67%
Total net charge-offs	0.08%	0.64%	0.29%	(0.02)%	0.18%	0.36%	0.16%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans (1)
Commercial and industrial	$18,502	$19,263	$30,925	$4,310	$3,448	$18,502	$3,448
Lease financing	295	301	22	0	0	295	0
Construction real estate	6	7	9	10	24	6	24
Commercial real estate	15,981	21,082	20,500	20,338	21,593	15,981	21,593
Residential real estate	11,627	13,052	13,495	11,365	9,278	11,627	9,278
Home equity	4,745	5,581	5,580	6,018	5,820	4,745	5,820
Installment	195	170	169	327	299	195	299
Nonaccrual loans	51,351	59,456	70,700	42,368	40,462	51,351	40,462
Accruing troubled debt restructurings (TDRs)	37,420	22,817	16,109	20,313	21,839	37,420	21,839
Total nonperforming loans	88,771	82,273	86,809	62,681	62,301	88,771	62,301
Other real estate owned (OREO)	1,421	1,665	1,401	1,918	1,853	1,421	1,853
Total nonperforming assets	90,192	83,938	88,210	64,599	64,154	90,192	64,154
Accruing loans past due 90 days or more	107	178	63	144	327	107	327
Total underperforming assets	$90,299	$84,116	$88,273	$64,743	$64,481	$90,299	$64,481
Total classified assets	$147,753	$142,014	$131,668	$138,868	$139,317	$147,753	$139,317

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	119.86%	95.40%	79.97%	136.22%	133.65%	119.86%	133.65%
Nonperforming loans	69.33%	68.94%	65.13%	92.08%	86.80%	69.33%	86.80%
Total ending loans	0.69%	0.64%	0.64%	0.65%	0.61%	0.69%	0.61%
Nonperforming loans to total loans	0.99%	0.93%	0.98%	0.71%	0.70%	0.99%	0.70%
Nonperforming assets to
Ending loans, plus OREO	1.00%	0.95%	1.00%	0.73%	0.72%	1.00%	0.72%
Total assets	0.62%	0.60%	0.63%	0.47%	0.46%	0.62%	0.46%
Nonperforming assets, excluding accruing TDRs to
Ending loans, plus OREO	0.59%	0.69%	0.82%	0.50%	0.48%	0.59%	0.48%
Total assets	0.37%	0.43%	0.52%	0.32%	0.30%	0.37%	0.30%
Classified assets to total assets	1.02%	1.01%	0.94%	1.00%	1.00%	1.02%	1.00%

(1) Nonaccrual loans include nonaccrual TDRs of $11.0 million, $13.1 million, $22.4 million, $4.7 million, and $5.9 million, as of June 30, 2019, March 31, 2019, December 31, 2018, September 30, 2018, and June 30, 2018, respectively.

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY
(Dollars in thousands, except per share data)
(Unaudited)
						Six months ended,
	Jun. 30,	Mar. 31,	Dec. 31,	Sep. 30,	Jun. 30,	June 30,	June 30,
	2019	2019	2018	2018	2018	2019	2018
PER COMMON SHARE
Market Price
High	$25.80	$28.56	$29.58	$32.35	$33.55	$28.56	$33.55
Low	$22.16	$23.02	$22.40	$29.40	$28.10	$22.16	$26.40
Close	$24.22	$24.06	$23.72	$29.70	$30.65	$24.22	$30.65

Average shares outstanding - basic	98,083,799	97,926,088	97,424,839	97,411,201	97,347,533	98,005,379	79,599,709
Average shares outstanding - diluted	98,648,384	98,436,311	98,468,237	98,484,228	98,432,072	98,542,947	80,629,495
Ending shares outstanding	98,647,690	98,613,872	97,894,286	97,914,526	97,904,897	98,647,690	97,904,897

Total shareholders' equity	$2,188,189	$2,130,419	$2,078,249	$2,035,520	$2,012,937	$2,188,189	$2,012,937

REGULATORY CAPITAL	Preliminary					Preliminary
Common equity tier 1 capital	$1,281,406	$1,246,004	$1,215,613	$1,177,630	$1,142,718	$1,281,406	$1,142,718
Common equity tier 1 capital ratio	12.02%	12.03%	11.87%	11.52%	11.15%	12.02%	11.15%
Tier 1 capital	$1,323,905	$1,287,757	$1,257,366	$1,219,383	$1,184,471	$1,323,905	$1,184,471
Tier 1 ratio	12.42%	12.43%	12.28%	11.93%	11.55%	12.42%	11.55%
Total capital	$1,515,382	$1,474,723	$1,444,146	$1,407,252	$1,369,231	$1,515,382	$1,369,231
Total capital ratio	14.21%	14.24%	14.10%	13.77%	13.36%	14.21%	13.36%
Total capital in excess of minimum requirement	$395,719	$387,048	$432,832	$397,783	$356,930	$395,719	$356,930
Total risk-weighted assets	$10,663,459	$10,358,805	$10,241,159	$10,222,466	$10,251,147	$10,663,459	$10,251,147
Leverage ratio	10.02%	9.84%	9.71%	9.41%	9.06%	10.02%	9.06%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	15.16%	15.14%	14.86%	14.70%	14.46%	15.16%	14.46%
Ending tangible shareholders' equity to ending tangible assets	9.34%	9.15%	8.79%	8.53%	8.30%	9.34%	8.30%
Average shareholders' equity to average assets	15.22%	15.01%	14.84%	14.62%	14.33%	15.12%	12.87%
Average tangible shareholders' equity to average tangible assets	9.26%	8.95%	8.66%	8.42%	8.16%	9.11%	8.24%